CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Counterpath Solutions, Inc. (the “Company”) on Form 10-QSB for the period ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Bruk, the President, Chief Executive Officer, Secretary, Treasurer and Director (Principal Executive, Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 15, 2005.

/s/ Mark Bruk

Mark Bruk

President, Chief Executive Officer,

Secretary, Treasurer and Director

(Principal Executive, Financial and Accounting Officer)